UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2007

LIBERTY GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 18, 2007, UPC Financing Partnership (the Partnership) and UPC Broadband Holding B.V. (UPC Broadband Holding and together with the Partnership, the Borrowers) signed two additional facility accession agreements (the Accession Agreements) pursuant to the senior secured credit agreement, originally dated January 16, 2004, as amended and restated from time to time, between, inter alia, the Borrowers, Toronto Dominion (Texas) LLC, as facility agent, and the other banks and financial institutions named therein (the UPC Broadband Holding Bank Facility). The Borrowers are indirect, wholly owned subsidiaries of Liberty Global, Inc. The Accession Agreements, both effective May 18, 2007, provide respectively for (i) an additional term loan facility in the principal amount of €520 million as part of Facility M under the UPC Broadband Holding Bank Facility, to be drawn May 24, 2007, the proceeds of which will be used for collateral for any loan, deposit or similar arrangement with the lenders under the senior secured credit facility for VTR Global Com, S.A., dated September 20, 2006 and for general corporate and working capital purposes; and (ii) an additional term loan facility in the principal amount of $125 million as part of Facility N under the UPC Broadband Holding Bank Facility, to be drawn May 24, 2007, the proceeds of which will be used for general corporate and working capital purposes.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Name
4.1

Additional Facility Accession Agreement, dated May 10, 2007, among UPC Broadband Holding B.V. and UPC Financing Partnership, as Borrowers, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and the banks and financial institutions listed therein as Additional Facility M Lenders, under the  senior secured credit agreement, originally dated 16 January, 2004, as amended and restated from time to time, among the Borrowers, Toronto Dominion (Texas) LLC, as facility agent, and the other banks and financial institutions named therein (the Facility Agreement).

4.2

Additional Facility Accession Agreement, dated May 10, 2007, among UPC Broadband Holding B.V. and UPC Financing Partnership, as Borrowers, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and the banks and financial institutions listed therein as Additional Facility N Lenders, under the Facility Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2007

LIBERTY GLOBAL, INC.

By:	/s/ Elizabeth M. Markowski
Name: Elizabeth M. Markowski
Title: Senior Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Name
4.1

Additional Facility Accession Agreement, dated May 18, 2007, among UPC Broadband Holding B.V. and UPC Financing Partnership, as Borrowers, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and the banks and financial institutions listed therein as Additional Facility M Lenders, under the  senior secured credit agreement, originally dated 16 January, 2004, as amended and restated from time to time, among the Borrowers, Toronto Dominion (Texas) LLC, as facility agent, and the other banks and financial institutions named therein (the Facility Agreement).

4.2

Additional Facility Accession Agreement, dated May 18, 2007, among UPC Broadband Holding B.V. and UPC Financing Partnership, as Borrowers, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and the banks and financial institutions listed therein as Additional Facility N Lenders, under the Facility Agreement.